UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 4, 2013 (June 4, 2013)

NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 20th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

As previously disclosed, National Financial Partners Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Patriot Parent Corp. (“Parent”), and Patriot Merger Corp., a direct wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Acquisition”), with the Company surviving the Acquisition as a wholly owned subsidiary of Parent. Parent and Merger Sub are beneficially owned by affiliates of Madison Dearborn Partners, LLC.

The Acquisition will be financed through: (1) $851.1 million of senior secured credit facilities (the “senior secured credit facilities”) consisting of a $135.0 million, five-year, revolving credit facility and a $716.1 million, seven-year Term Loan B; (ii) $337.0 million of eight-year senior unsecured notes (“senior unsecured notes”); and (iii) approximately $385.0 million of equity contribution (the “equity contribution”).

The Company will be disclosing certain pro forma financial information to prospective investors in connection with the Credit Facilities. Such financial information has been adjusted to give effect to the Transactions, as defined below. The financial information is attached to this current report as Exhibits 99.1 and 99.2 and is incorporated herein by reference. Additional information being furnished to prospective investors in connection with the Credit Facilities is attached to this current report as Exhibit 99.3 and is incorporated herein by reference.

The Acquisition and the related transactions, including the borrowings under the senior secured credit facilities, the offer and sale of the senior unsecured notes, the equity contribution, the repayment of existing indebtedness under the Company’s existing $325.0 million five-year revolving credit facility, the net settlement of the Company’s $125.0 million 4.0% convertible senior notes due 2017, and the net settlement of the related convertible senior note hedge and warrants, are referred to as the “Transactions” in the exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Summary Historical and Unaudited Pro Forma Condensed Consolidated Financial and Other Data

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

99.3	Additional Information Provided to Prospective Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: June 4, 2013

By:	/s/ Donna J. Blank

Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Summary Historical and Unaudited Pro Forma Condensed Consolidated Financial and Other Data

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

99.3	Additional Information Provided to Prospective Investors